Exhibit 10.9

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT is made as of June 22, 2011 (the "First Amendment to Loan Agreement," or this "Amendment"), among TRANSCOASTAL PARTNERS, LLC, a Texas limited liability company, and TRANSCOASTAL CORPORATION, a Texas corporation ("Borrowers"), and GREEN BANK, N.A., a national banking association ("Lender").

R E C I T A L S

A.     Borrowers and Lender are parties to a Loan Agreement dated as of May 19, 2011 (the "Original Loan Agreement").

B.     The parties desire to amend the Original Loan Agreement to increase the Commitment by adding Liberty Capital Bank, a state banking association as an additional lender party to the Original Loan Agreement and to increase the Borrowing Base all as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Same Terms. All terms used herein which are defined in the Original Loan Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, all references in the Loan Documents to the "Agreement" shall mean the Original Loan Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time. In addition, the following terms have the meanings set forth below:

"Davis Acquisition Agreement" means that certain Purchase and Sale Agreement dated as of June 1, 2011, by and between C.L. Davis Well Service, Inc. and TransCoastal Corporation.

"Davis Acquisition Documents" means Davis Acquisition Agreement and all agreements, assignments, deeds, conveyances, certificates and other documents and instruments now or hereafter executed and delivered by and among the parties to the Davis Acquisition Agreement or in connection with the transactions contemplated by the Davis Acquisition Agreement.

"Davis Acquisition Properties" means the oil and gas properties being acquired by TransCoastal Corporation pursuant to the Davis Acquisition Documents located in Gray County, Texas and more fully described in the Davis Acquisition Agreement.

"Effective Date" means June 22, 2011.

"Modification Papers" means this Amendment, the Affidavit of Payment of Trade Bills for the Davis Acquisition Properties, the Property Certificate for the Davis Acquisition Properties, the Title Indemnity Agreement for the Davis Acquisition Properties, the Oil and Gas Mortgages with respect to the Davis Acquisition Properties, the Assignment Agreement with Liberty Capital Bank, the Liberty Capital Bank Note, the Authorization Certificates, and all of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.

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2.            Conditions Precedent. The obligations and agreements of Lender as set forth in this Amendment are subject to the satisfaction (in the opinion of Lender), unless waived in writing by Lender, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Effective Date):

A.     Modification Papers. This Amendment and the other Modification Papers shall be in full force and effect.

B.     Liberty Capital Bank Note. Borrowers shall have executed and delivered to Lender, for the benefit of Liberty Capital Bank, a promissory note made by Borrowers payable to the order of Liberty Capital Bank in the original principal sum of $1,000,000 (the "Liberty Capital Bank Note").

C.     Liberty Capital Bank Assignment Agreement. Liberty Capital Bank, Borrowers and Lender shall have executed an Assignment Agreement pursuant to which Liberty Capital Bank receives an assignment from Lender of $1,000,000 of the Commitment.

D.     Davis Acquisition Documents. Lender shall have received a copy of each Davis Acquisition Document executed and/or to be delivered in connection with the Davis Acquisition Agreement for the closing of the transactions described therein, together with the certificate of a responsible officer of TransCoastal Corporation certifying that (a) such copies are accurate and complete and represent the complete understanding and agreement of the parties thereto, and (b) no material right or obligation of any party thereto has been modified, amended or waived.

E.     Closing of Transactions Described in Davis Acquisition Agreement. All conditions precedent through the closing of the transactions described in the Davis Acquisition Agreement, shall have been completed in a manner satisfactory to Lender, and TransCoastal Corporation shall acquire good and indefeasible title to all of the Davis Acquisition Properties free and clear of all liens except Permitted Liens.

F.     Affidavit of Payment of Trade Bills. Lender shall have received an Affidavit of Payment of Trade Bills with respect to the Davis Acquisition Properties.

G.     Property Certificate. Lender shall have received a Property Certificate with respect to the Davis Acquisition Properties.

H.     Title Information. Lender shall have received Title Information and data acceptable to it covering not less than 80% of the Recognized Value of those Davis Acquisition Properties which are being included in the Borrowing Base, reflecting title to the Mineral Interests of TransCoastal Corporation therein which is acceptable to Lender. These title insurances shall include a Title Indemnity Agreement with respect to the Davis Acquisition Properties.

I.      Evidence of Insurance. Lender shall have received evidence that all insurance required to be maintained by Section 7.5 of the Original Credit Agreement with respect to the Davis Acquisition Properties has been obtained and is in effect.

J.      Oil and Gas Properties – Davis Acquisition Properties. TransCoastal Corporation shall have executed and delivered to Lender Oil and Gas Mortgages granting a lien against its Mineral Interests in the Davis Acquisition Properties to Lender.

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K.     Release of Liens Against Davis Acquisition Properties. Lender shall have received evidence that all indebtedness secured by the Davis Acquisition Properties has been or concurrently with the closing is being paid in full, and all liens (other than Permitted Liens) encumbering such Davis Acquisition Properties have been or are concurrently with the closing being released pursuant to releases satisfactory to Lender.

L.     Authorization Certificates. Borrowers shall have delivered certificates from all appropriate Loan Parties which are entities (each an "Authorization Certificate") satisfactory in form and substance to Lender authorizing the execution, delivery and performance of the Modification Papers.

M.    Borrowing Base Increase Fee. Lender shall have received payment of a modification fee in the amount of $5,000.

N.     Fees and Expenses. Lender shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys' fees and expenses) incurred by Lender in connection with the preparation, negotiation and execution of the Modification Papers.

O.     Representations and Warranties All representations and warranties contained herein or in the documents referred to herein or otherwise made in writing in connection herewith or therewith shall be true and correct with the same force and effect as though such representations and warranties have been made on and as of the Effective Date.

3.            Amendments to Original Loan Agreement. On the Effective Date, the Original Loan Agreement shall be amended to include the changes shown on the marked copy of the Original Loan Agreement set forth on Schedule 1 attached hereto.

4.            Borrowing Base Increase. On the Effective Date, the Borrowing Base shall be increased from $15,000,000 to $16,000,000. The next scheduled Determination Date is November 1, 2011.

5.            Certain Representations. Borrower represents and warrants that, as of the Effective Date: (a) each Loan Party has full power and authority to execute the Modification Papers to which it is a party and the Modification Papers executed by each Loan Party constitute the legal, valid and binding obligation of such Loan Party enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by each Loan Party thereof. In addition, Borrowers represent that all representations and warranties contained in the Original Loan Agreement are true and correct in all material respects on and as of the Effective Date (except representations and warranties that relate to a specific prior date are based upon the state of facts as they exist as of such date).

6.            No Further Amendments. Except as previously amended in writing or as amended hereby, the Original Loan Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.

7.            Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Loan Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which Lender now has or may have in the future under or in connection with the Original Loan Agreement and the Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.

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8.            Confirmation of Security. Borrowers hereby confirm and agree that all of the deeds of trust, security agreements and other security instruments which presently secures the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Loan Agreement as modified by this Amendment.

9.            Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

10.          Incorporation of Certain Provisions by Reference. The provisions of Section 13.3 of the Original Loan Agreement captioned "Choice of Law and Venue" and Section 13.21 of the Original Loan Agreement captioned "Waiver of Jury Trial" are incorporated herein by reference for all purposes.

11.          Entirety, Etc. This instrument and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[This space is left intentionally blank. Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

BORROWERS

TRANSCOASTAL PARTNERS, LLC

By

Stuart G. Hagler

Manager

TRANSCOASTAL CORPORATION

By

Stuart G. Hagler

President

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LENDER

GREEN BANK, N.A.

By

Jeff Cheatham, Senior Vice President

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GUARANTOR ACKNOWLEDGMENT

Guarantors hereby acknowledge and agree that the Guaranty Agreements each dated May 19, 2011, from each Guarantor for the benefit of Lender, continue to remain in full force and effect and continue to guaranty the Obligations as amended hereby.

_____________________________________ Stuart G. Hagler _____________________________________ David J. May _____________________________________ W.A. Westmoreland

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SCHEDULE 1

[See Attached]

FIRST AMENDMENT TO LOAN AGREEMENT – Schedule 1